Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended January 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,163,856
Unrealized Gain (Loss) on Market Value of Commodity Futures	3,752,947
Dividend Income	250,590
Interest Income	484,586
ETF Transaction Fees	1,400
Total Income (Loss)	$5,653,379

Expenses
Management Fees	$111,514
Professional Fees	34,070
Brokerage Commissions	13,845
Directors' Fees and insurance	8,848
Total Expenses	$168,277
Net Income (Loss)	$5,485,102

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/24	$169,026,568
Withdrawals (200,000 Shares)	(11,347,885)
Net Income (Loss)	5,485,102

Net Asset Value End of Month	$163,163,785
Net Asset Value Per Share (2,800,000 Shares)	$58.27

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended January 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$44,563
Unrealized Gain (Loss) on Market Value of Commodity Futures	528,700
Dividend Income	147,974
Interest Income	413,367
ETF Transaction Fees	1,050
Total Income (Loss)	$1,135,654

Expenses
Management Fees	$69,123
Professional Fees	37,514
Brokerage Commissions	499
Directors' Fees and insurance	4,757
Total Expenses	$111,893
Net Income (Loss)	$1,023,761

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/24	$131,353,342
Additions (200,000 Shares)	4,816,039
Withdrawals (250,000 Shares)	(5,893,709)
Net Income (Loss)	1,023,761

Net Asset Value End of Month	$131,299,433
Net Asset Value Per Share (5,400,000 Shares)	$24.31

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended January 31, 2024

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,208,419
Unrealized Gain (Loss) on Market Value of Commodity Futures	4,281,647
Dividend Income	398,564
Interest Income	897,953
ETF Transaction Fees	2,450
Total Income (Loss)	$6,789,033

Expenses
Management Fees	$180,637
Professional Fees	71,584
Brokerage Commissions	14,344
Non-interested Directors' Fees and Expenses	13,605
Total Expenses	$280,170
Net Income (Loss)	$6,508,863

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 1/1/24	$300,379,910
Additions (200,000 Shares)	4,816,039
Withdrawals (450,000 Shares)	(17,241,594)
Net Income (Loss)	6,508,863

Net Asset Value End of Month	$294,463,218

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended January 31, 2024 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596